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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





                              September 10, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                             Empire of Carolina, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                Delaware                    1-7909            13-2999480
      ----------------------------       -------------    -------------------
      (State or other jurisdiction       (Commission        (IRS Employer
          of incorporation)               File Number)    Identification No.)



         5150 Linton Boulevard, 5th Floor,  Delray Beach, Florida 33484
         --------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



                                (407) 498-4000
                        -------------------------------
                        (Registrant's telephone number)





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ITEM 5.  OTHER EVENTS.

         On September 10, 1996, the Registrant issued the press release attached hereto as Exhibit 99, which press release is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



      Exhibit
      Number                    Description
      ------                    -----------
        99         Press Release, dated September 10, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMPIRE OF CAROLINA, INC.



                                               By /s/  Steven Geller
                                                 -----------------------------
                                               Name:   Steven Geller
                                               Title:  Chairman and Chief
                                                       Executive Officer

Date: September 10, 1996





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                                 EXHIBIT INDEX




           Exhibit
           Number                     Description
           ------                     -----------
             99         Press Release, dated September 10, 1996.





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